                                                                   EXHIBIT 4.1
                              [LOGO of ALTAVISTA]
       NUMBER                                                       SHARES

       ALT

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE                   SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 02143U 10 7

            THIS CERTIFIES that



            is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

-----------------------------------                 ----------------------------
-----------------------------------ALTAVISTA COMPANY----------------------------
-----------------------------------                 ----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
       WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:


                             [CORPORATE SEAL
                              OF ALTAVISTA]

/s/ Stephanie Lucie                                /s/ Rodney W. Schrock
VICE PRESIDENT,GENERAL                             CHIEF EXECUTIVE OFFICER
COUNSEL & SECRETARY                                AND PRESIDENT

                                      COUNTERSIGNED AND REGISTERED:
                                      AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                 TRANSFER AGENT AND REGISTRAR

                                                     BY /s/

                                                         AUTHORIZED SIGNATURE


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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designation, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
          of survivorship and not as tenants                                Act________________
          in common                                                                (State)
                                                       UNIF TRF MIN ACT - _______ Custodian (until age ___)
                                                                          (Cust)
                                                                          __________ under Uniform Transfers
                                                                            (Minor)
                                                                          to Minors Act ____________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

 For value received, ____________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP, CODE OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

____________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                              X ________________________________________________

                              X ________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT
TO S.E.C. RULE 17AD-15.